REAVES UTILITY INCOME FUND

STATEMENT OF INVESTMENTS

July 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 118.75%(1)
Diversified Telecommunication Services 15.82%
BCE, Inc.	2,110,000	$106,618,300
Deutsche Telekom AG	4,017,447	75,985,890
Rogers Communications, Inc.	300,000	13,791,730
TELUS Corp.	4,120,100	94,850,297
Verizon Communications, Inc.	1,466,703	67,747,012
		358,993,229

Electric Utilities 28.17%
Duke Energy Corp.	906,000	99,596,580
Entergy Corp.	850,000	97,860,500
Exelon Corp.	1,489,957	69,268,101
FirstEnergy Corp.	1,000,000	41,100,000
Fortis, Inc.	1,350,600	63,829,356
NextEra Energy, Inc.	1,179,200	99,630,608
PPL Corp.	2,356,000	68,512,480
The Southern Co.	1,299,600	99,926,244
		639,723,869

Independent Power and Renewable Electricity Producers 4.22%
AES Corp.	1,677,879	37,282,471
Constellation Energy Group, Inc.	885,333	58,520,533
		95,803,004

Media 5.29%
Charter Communications, Inc., Class A(2)	122,862	53,088,670
Comcast Corp., Class A	1,787,900	67,082,008
		120,170,678

Multi-Utilities 39.72%
Alliant Energy Corp.	1,533,100	93,411,783
Ameren Corp.	1,094,000	101,873,280
CMS Energy Corp.	1,235,500	84,915,915
DTE Energy Co.	719,200	93,711,760
Enel SpA	7,496,257	37,610,382
NiSource, Inc.	2,330,966	70,861,366
OGE Energy Corp.	1,291,000	53,034,280
PG&E Corp.(2)	4,338,300	47,113,938
Public Service Enterprise Group, Inc.	1,494,000	98,110,980
Sempra Energy	243,200	40,322,560
WEC Energy Group, Inc.	812,100	84,304,101
Xcel Energy, Inc.	1,320,600	96,641,508
		901,911,853

	SHARES	VALUE
Oil, Gas & Consumable Fuels 2.28%
DT Midstream, Inc.	273,100	$15,028,693
Williams Cos., Inc.	1,081,373	36,864,005
		51,892,698

Real Estate Investment Trusts (REITs) 11.51%
Crown Castle International Corp.	325,600	58,822,896
Digital Realty Trust, Inc.	327,737	43,408,766
Equinix, Inc.	83,000	58,410,420
Prologis, Inc.	300,100	39,781,256
SBA Communications Corp.	181,700	61,013,043
		261,436,381

Road & Rail 7.09%
Canadian Pacific Railway, Ltd.	838,000	66,093,060
Norfolk Southern Corp.	135,100	33,933,067
Union Pacific Corp.	267,900	60,893,670
		160,919,797

Water Utilities 4.65%
American States Water Co.	295,000	25,715,150
American Water Works Co., Inc.	513,800	79,865,072
		105,580,222

TOTAL COMMON STOCKS
(Cost $2,324,925,439)		2,696,431,731

LIMITED PARTNERSHIPS 0.00%
Oil, Gas & Consumable Fuels 0.00%
Bastion Energy LLC (Anglo Dutch)(2)(3)(4)		0

TOTAL LIMITED PARTNERSHIPS
(Cost $0)		0

MONEY MARKET FUNDS 3.09%
Federated Treasury Obligations Money Market Fund, 1.734% (7-Day Yield)	70,135,229	70,135,229

TOTAL MONEY MARKET FUNDS
(Cost $70,135,229)		70,135,229

	SHARES	VALUE
TOTAL INVESTMENTS - 121.84%
(Cost $2,395,060,668)		$2,766,566,960

LEVERAGE FACILITY - (22.02%)		(500,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.18%		4,083,761

NET ASSETS - 100.00%		$2,270,650,721

(1)	All securities are available as collateral for leverage provided by State Street Bank and Trust as of July 31, 2022. (See Note 2)
(2)	Non-Income Producing Security.
(3)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 3)
(4)	Level 3 Asset fair valued by management, pursuant to procedures approved by the Board of Trustees, using significant unobservable inputs. (See Note 1)

Common Abbreviations:

Co. - Company

Corp. - Corporation

Inc. - Incorporated

LLC -  Limited Liability Company

Ltd. - Limited

See Notes to Quarterly Statement of Investments.

Notes to Quarterly Statement of Investments

July 31, 2022 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.  The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG.”

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Statement of Investments. The preparation of the Statement of Investments is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally, 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period.  When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.  These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of July 31, 2022:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,696,431,731	$–	$–	$2,696,431,731
Limited Partnerships	–	–	–	–
Money Market Funds	70,135,229	–	–	70,135,229
Total	$2,766,566,960	$–	$–	$2,766,566,960

*	See Statement of Investments for industry classifications.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars.  Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates.  Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time).  The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of the period ended July 31, 2022, the Fund had no outstanding forward foreign currency contracts.

Investment Transactions: Investment security transactions are accounted for as of trade date.  Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.  Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.  Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. BORROWINGS

On December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC. Under the terms of the Amended Credit Agreement, the Fund was allowed to borrow up to $455,000,000. Interest was charged at a rate of the one month LIBOR (“London Interbank Offered Rate”) plus 0.80%. Effective June 20, 2021, the interest rate charged under the Amended Credit Agreement changed from LIBOR plus 0.80% to OBFR (Overnight Bank Funding Rate) plus 0.80%. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on December 13, 2016.

On April 27, 2022, the Fund entered into a Credit Agreement with State Street Bank and Trust Company. Under the terms of the Credit Agreement, the Fund is allowed to borrow up to $650,000,000. Interest is charged at a rate of the one month SOFR (“Secured Overnight Financing Rate”) plus 0.65%. Borrowings under the Credit Agreement are secured by all or a portion of assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on April 27, 2022. The Credit Agreement with State Street Bank and Trust Company replaced the credit facility previously in place with Pershing LLC.

For the period ended July 31, 2022, the average amount borrowed under the Credit Agreement was $460,256,410, at an average rate of 1.22%. As of July 31, 2022, the amount of outstanding borrowings was $500,000,000, the interest rate was 2.88% and the amount of pledged collateral was $1,008,516,835.

3. RESTRICTED SECURITIES

As of July 31, 2022, investments in securities included issues that are considered restricted.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of July 31, 2022 were as follows:

Description	Acquisition Date (s)	Cost	Value	Value as Percentage of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$-	$-	0.00%
TOTAL		$-	$-	0.00%